Exhibit 99.1

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
NEWS                                                       [MICROS SYSTEMS LOGO]

Release Date: August 28, 2002                  Contact:    Peter J. Rogers, Jr.
                                                           Vice President, Investor Relations
                                                           MICROS Systems, Inc.
                                                           443-285-8059
                                                           progers@micros.com
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                         MICROS REPORTS RECORD REVENUE;
                         ------------------------------
         EXCEEDS FY2002 FOURTH QUARTER REVENUE AND EARNINGS EXPECTATIONS
         ---------------------------------------------------------------


Columbia, Maryland... MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality industry, today announced the results for its fiscal 2002 fourth quarter and fiscal year ended June 30, 2002. Revenue for the quarter was $100.4 million, an increase of $10.0 million, or 11.0%, over the same period last year. Net income for the quarter was $5.2 million, an increase of $4.1 million, or 367.6%, over the year ago fourth quarter net income of $1.1 million. Earnings per share, on a diluted basis, were $0.29 per share, an increase of $0.23 per share over the year ago earnings per share of $0.06.

For the fiscal year ended June 30, 2002, MICROS's revenue was $367.2 million, an increase of $40.4 million, or 12.4%, over the same period last year. MICROS's FY2002 revenue is a Company record. Net income for the fiscal year was $12.2 million, an increase of $12.9 million over the year ago loss of $0.7 million. Earnings per share, on a diluted basis, were $0.69, an increase of $0.73 per share versus the year ago loss of $0.04 per share. The revenue, net income and earnings per share results for the fourth quarter and fiscal year exceeded consensus expectations.

Tom Giannopoulos, MICROS's Chairman and CEO stated: "We are extremely pleased with the quarterly results and our fiscal year achievements. The fact that we achieved double-digit revenue growth, a record revenue year, and significant profitability during a period of economic and political uncertainty demonstrates the strength of our product lines, service offerings and distribution channels."

MICROS's management guidance for the 2003 fiscal year ending June 30, 2003, is for revenue between $380 million and $385 million, and net income between $20.5 million and $23.0 million.

MICROS's stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties. Some of those uncertainties are: product demand and market acceptance; adverse economic factors; impact of competitive products and pricing on margins; product development delays and technological difficulties; and aggressively controlling expenses. Other risks are indicated in the MICROS Form 10-K and other filings with the Securities and Exchange Commission. MICROS assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

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
NEWS                                                       [MICROS SYSTEMS LOGO]

                                                           MICROS SYSTEMS, INC.
                                                           7031 COLUMBIA GATEWAY DRIVE
                                                           COLUMBIA, MARYLAND 21046

RELEASE DATE: AUGUST 28, 2002                  CONTACT:    PETER J. ROGERS, JR.
                                                           VICE PRESIDENT, INVESTOR RELATIONS
                                                           443-285-8059
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                              MICROS SYSTEMS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

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
                                                         FOURTH QUARTER ENDED JUNE 30,         TWELVE MONTHS ENDED JUNE 30,
                                                         -----------------------------         ----------------------------
                                                           2002              2001                2002              2001
                                                           ----              ----                ----              ----
REVENUE:
   HARDWARE AND SOFTWARE                                   $54,382           $46,276             $194,606          $171,930
   SERVICE                                                  45,993            44,147              172,557           154,846
                                                            ------            ------              -------           -------
TOTAL REVENUE                                              100,375            90,423              367,163           326,776
                                                           -------            ------              -------           -------

COST OF SALES:
   HARDWARE AND SOFTWARE                                    29,557            22,260              108,032            84,374
   SERVICE                                                  20,665            21,328               81,994            78,374
                                                            ------            ------               ------            ------
TOTAL COST OF SALES                                         50,222            43,588              190,026           162,748
                                                            ------            ------              -------           -------

GROSS MARGIN                                                50,153            46,835              177,137           164,028
                                                            ------            ------              -------           -------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                33,279            32,424              123,011           126,013
RESEARCH AND DEVELOPMENT EXPENSES                            5,172             5,298               19,320            19,697
DEPRECIATION AND AMORTIZATION                                4,186             3,937               16,042            14,319
                                                             -----             -----               ------            ------
TOTAL OPERATING EXPENSES                                    42,637            41,659              158,373           160,029
                                                            ------            ------              -------           -------

INCOME (LOSS) FROM OPERATIONS                                7,516             5,176               18,764             3,999

NON-OPERATING INCOME (EXPENSE), NET                            394           (2,389)                  581           (3,765)
                                                               ---           -------                  ---           -------

INCOME (LOSS) BEFORE TAXES, MINORITY INTEREST, AND
   EQUITY IN NET EARNINGS OF AFFILIATES                      7,910             2,787               19,345               234

INCOME TAX PROVISION (BENEFIT)                               2,581             1,717                6,577               683
                                                             -----             -----                -----               ---

INCOME (LOSS) BEFORE MINORITY INTEREST AND EQUITY IN
   NET EARNINGS OF AFFILIATES                                5,329             1,070               12,768             (449)

MINORITY INTEREST AND EQUITY IN NET EARNINGS OF
   AFFILIATES                                                (139)                40                (529)             (255)
                                                             -----                --                -----             -----

NET INCOME (LOSS)                                           $5,190            $1,110              $12,239            ($704)
                                                            ======            ======              =======            ======

NET INCOME (LOSS) PER COMMON SHARE:
   BASIC                                                     $0.30             $0.06                $0.70           ($0.04)
                                                             =====             =====                =====           =======
   DILUTED                                                   $0.29             $0.06                $0.69           ($0.04)
                                                             =====             =====                =====           =======

WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING:
   BASIC                                                    17,526            17,441               17,510            17,377
   DILUTED                                                  18,046            17,621               17,850            17,377
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